Exhibit 99.1

A AITX's RAD-M Becomes PURSUON, Advancing the Company's Autonomous Mobile Security Strategy

The New Identity Reflects ROAMEO's Progress into Enterprise Environments and the Growing Opportunity for Autonomous Mobile Security

Detroit, Michigan, August 24, 2026 - Artificial Intelligence Technology Solutions, Inc. (the "Company") (OTCID:AITX), a developer and operator of AI-driven security and productivity solutions for enterprise clients, today announced that its wholly owned subsidiary Robotic Assistance Devices Mobile, Inc. (RAD-M) has changed its name to PURSUON™ Inc. (pronounced "per-SOO-on"). Articles of amendment effecting the name change were filed with the Nevada Secretary of State on August 21, 2026. The change is a renaming of an existing subsidiary and does not involve the formation of a new company, any change in the Company's ownership of that subsidiary, any change in the Company's capital structure or the issuance of any securities. PURSUON will provide a focused corporate identity for the team designing and building ROAMEO™, the Company's autonomous mobile security vehicle. ROAMEO will retain its established product name, while RAD will currently continue as its exclusive distributor.

Artist's depiction of ROAMEO bearing the new PURSUON identity. PURSUON, formerly RAD-M, remains wholly owned by AITX, while RAD continues as the exclusive reseller of ROAMEO.

RAD-M was created as the mobile robotics operation within the RAD family, a name that accurately described its place in the organization at the time. As ROAMEO has progressed from internal development into active enterprise environments, the Company determined that a distinct name would identify the business more clearly than that organizational label. PURSUON gives the business a clearer identity while preserving the development history, commercial purpose and relationships established under RAD-M.

"RAD-M started this journey, built ROAMEO and brought it into real enterprise environments," said Steve Reinharz, CEO/CTO and founder of AITX, RAD and PURSUON. "PURSUON takes the next step. This is not simply a new name or logo. It reflects our continued commitment to autonomous mobile security. PURSUON remains wholly owned by AITX, and we believe a focused identity will make this business easier for customers and partners to identify."

ROAMEO's current commercial activity provides the context for the transition. The autonomous mobile security vehicle is now operating in enterprise environments, with additional units in transit and under contract across logistics, healthcare and other commercial applications. PURSUON brings this activity under a business identity focused on autonomous mobile security.

ROAMEO is an autonomous mobile security vehicle designed to extend security operations across large outdoor environments. The platform combines autonomous navigation and patrol capabilities with AI-driven detection, live video, two-way communication and SARA™ (Speaking Autonomous Responsive Agent). Through SARA, ROAMEO is designed to engage individuals, respond to developing situations, escalate events and generate reports while conducting scheduled and on-demand patrols across logistics centers, healthcare campuses, corporate properties and other expansive facilities.

For customers, dealers, and other channel partners, the established commercial path remains unchanged. ROAMEO will continue to be distributed exclusively through RAD, supported by the same development history, product mission and commitment that have guided the platform to date. PURSUON remains a wholly owned subsidiary of AITX and provides a clearer identity for the Company's autonomous mobile security business.

The PURSUON name emerged from a five-round process that included a preliminary review of publicly available trademark records, operating company names, search results, sound-alike brands and domain availability for more than 40 candidates. Combining "pursuit" with "ON," the name was selected for its strength in speech, memorability and relevance to security and autonomous systems. Primary domains, major social handles and likely misspellings have also been secured. The Company has not obtained a federal trademark registration for the PURSUON name, and no assurance can be given that registration will be obtained.

Additional information about PURSUON, ROAMEO and its applications is available at www.pursuon.com.

About Artificial Intelligence Technology Solutions, Inc. (AITX)

AITX is a developer and provider of artificial intelligence-based solutions that empower organizations to gain new insight, solve complex challenges and drive operational efficiency. Through its family of companies, including PURSUON, Inc. (formerly RAD-M), Robotic Assistance Devices, Inc. (RAD-I), Robotic Assistance Devices Group (RAD-G), and Robotic Assistance Devices Lanka (Private) Limited (RAD Lanka), AITX develops and delivers a broad range of AI-driven technologies and services designed to transform security, automation, and operational workflows across multiple industries.

Through its primary subsidiary, RAD-I, AITX is redefining the nearly $50 billion (US) security and guarding services industry1 with its AI-driven Solutions-as-a-Service model. RAD solutions are specifically designed to deliver cost savings of between 35% and 80% compared to traditional manned security and monitoring, utilizing a suite of stationary and mobile autonomous systems that complement, and in many cases replace, human personnel in environments better suited for machines. All RAD technologies, AI-based analytics and software platforms are developed in-house.

All of RAD's solutions are designed to integrate with leading industry platforms and workflows, including ongoing collaboration with Immix®, the trusted provider of central station and remote monitoring software, supporting broader adoption of AI-driven security across professional monitoring environments.

The Company's operations and internal controls have been validated through successful completion of its SOC 2 Type 2 audit, reinforcing its credibility with enterprise and government clients that require rigorous data protection and compliance standards.

AITX is led by Steve Reinharz, CEO/CTO and founder of the Company and all subsidiaries, who brings decades of experience in the security services industry. The broader AITX leadership and its subsidiaries draw on deep expertise across security, law enforcement, and robotics innovation, supporting the Company's ability to develop and deliver its solutions.

The Company's solutions are deployed across a wide range of industries including enterprises, government, transportation, critical infrastructure, education, and healthcare.

To learn more, visit www.aitx.ai, www.radsecurity.com, www.pursuon.com, www.stevereinharz.com, www.radgroup.ai, www.saramonitoring.ai, and www.radlightmyway.com, or follow Steve Reinharz on X @SteveReinharz. Information contained on, or accessible through, the foregoing websites and social media accounts is not incorporated by reference into, and does not form a part of, this press release or any of the Company's filings with the Securities and Exchange Commission.

CAUTIONARY DISCLOSURE ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the renaming of RAD-M as PURSUON and the anticipated effects of that change; the number and timing of ROAMEO units expected to be placed in service, the delivery, commissioning and acceptance of units in transit or on order; and the anticipated capabilities, performance, cost savings and commercial opportunity associated with ROAMEO. Forward-looking statements are based on management's current expectations and assumptions and are subject to significant risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that orders, purchase commitments or letters of intent do not result in executed definitive agreements, or that such agreements are terminated or modified; delays or failures in manufacturing, in sourcing long-lead components, in international transportation, customs and import processing, customer site preparation, commissioning or acceptance; customer concentration; the risk that deployed units do not perform as expected or that anticipated cost savings are not realized; the Company's history of operating losses and negative cash flow and the substantial doubt regarding its ability to continue as a going concern; the Company's need to raise additional capital, the terms on which capital may be available and the resulting dilution to existing shareholders; the Company's ability to fund its operations and scale production; the Company's ability to obtain and protect trademark and other intellectual property rights in the PURSUON name; and the other risks described in the Company's most recent Annual Report on Form 10-K and its subsequent filings with the Securities and Exchange Commission, available at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. Because the Company's common stock may be considered a "penny stock," the statutory safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 may not be available to the Company.

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Doug Clemons
248-270-8273
doug.c@radsecurity.com

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1 https://www.ibisworld.com/united-states/market-research-reports/security-services-industry/